IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

Deal Name:	RASC 2005-KS9

Detailed collateral info
	# of Loans	Balance	Avg. Balance	% of balance	WAC	WALA	WARM	FICO	CLTV	DTI	% of Full Doc	% of Primary Owner	% Single Family & PUD	% of IO loans	% Cashout
Aggregate	2,898	445,638,230.59	153,774.41	100.00	7.544	0.70	356.79	612	81.51	41.26	64.43	95.44	75.08	13.17	55.42
<$50k	76	3,066,112.35	40,343.58	0.69	8.944	2.60	299	587	64.67	34.70	90.12	89.57	82.15	-	85.77
50-75k	239	15,184,410.32	63,533.10	3.41	8.304	0.76	350	595	78.94	38.55	81.58	86.68	84.78	1.24	59.77
75-100k	464	41,322,350.57	89,056.79	9.27	8.047	0.73	354	600	80.30	39.61	76.94	93.68	82.44	3.32	50.80
100-200K	1,491	209,868,238.56	140,756.70	47.09	7.605	0.67	357	610	81.49	40.92	65.60	96.05	75.92	10.03	53.05
200-300K	455	110,004,199.59	241,767.47	24.68	7.314	0.72	359	616	82.26	42.45	56.45	95.78	69.61	16.74	58.25
300-400K	125	42,886,837.09	343,094.70	9.62	7.248	0.63	359	624	82.91	42.40	53.91	95.95	72.89	25.15	55.70
400-500K	37	16,937,730.23	457,776.49	3.80	7.072	0.81	359	622	82.03	44.31	74.46	100.00	75.73	29.59	68.30
500-1MM	11	6,368,351.88	578,941.08	1.43	7.013	0.56	359	608	80.07	36.89	73.37	89.01	80.74	29.15	53.61
$1MM+	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FICO
<600	1,170	162,281,569.86	138,702.20	36.42	7.981	0.67	358	568	79.61	41.59	83.93	97.40	78.88	4.28	67.87
601-619	626	97,284,199.90	155,406.07	21.83	7.566	0.64	357	610	82.28	41.69	58.89	95.61	70.88	12.78	46.02
620-639	477	78,249,257.18	164,044.56	17.56	7.321	0.69	358	630	83.14	40.56	53.74	94.27	74.33	19.03	50.33
640-659	311	54,515,727.94	175,291.73	12.23	7.112	0.80	358	650	82.75	40.51	47.06	94.92	73.47	29.01	45.13

660 - 679	166	28,541,601.65	171,937.36	6.40	6.951	0.70	354	669	81.91	40.90	47.24	93.27	72.48	15.40	49.15
680-699	76	13,418,188.91	176,555.12	3.01	7.076	0.71	349	689	83.51	43.20	46.45	91.83	79.94	12.67	56.76
700-719	40	6,872,151.71	171,803.79	1.54	6.769	1.25	353	710	83.18	41.61	48.70	86.32	62.43	29.69	55.89
720+	32	4,475,533.44	139,860.42	1.00	6.770	1.59	327	739	78.55	38.04	64.12	85.95	82.69	10.40	58.07

LTV
<= 80.00	1,634	248,562,260.39	152,118.89	55.78	7.342	0.77	357	610	75.00	40.96	60.12	95.60	73.04	15.28	50.14
80.01-85	318	48,509,396.20	152,545.27	10.89	7.538	0.77	356	614	84.45	40.88	69.26	92.22	72.73	10.33	73.54
85.01-90	637	102,151,433.36	160,363.32	22.92	7.697	0.65	358	616	89.63	41.54	68.53	94.57	78.23	14.14	63.08
90.01-95	272	41,543,528.27	152,733.56	9.32	8.324	0.39	359	610	94.85	42.58	71.94	99.82	83.69	3.02	46.42
95.01-100	37	4,871,612.37	131,665.20	1.09	8.043	0.40	338	642	99.91	43.43	86.30	100.00	63.14	-	60.62

Cash Out	1,594	246,985,143.67	154,946.77	55.42	7.554	0.71	356	605	80.39	41.26	71.86	95.83	77.40	12.09	100.00
2-4 family	96	16,849,467.00	175,515.28	3.78	7.689	0.82	358	620	77.91	41.85	51.77	80.58	-	3.66	62.38
Investment & 2nd home	157	20,325,334.55	129,460.73	4.56	7.932	0.65	355	630	78.09	38.63	49.35	-	59.06	5.59	50.69

CA	148	36,059,345.37	243,644.23	8.09	6.879	0.95	357	620	75.84	41.89	56.35	98.36	86.18	27.16	69.66
NY	25	5,877,914.22	235,116.57	1.32	7.866	0.24	354	618	79.30	43.84	57.69	96.06	64.31	5.36	39.93
MA	54	12,465,246.06	230,837.89	2.80	7.223	0.89	359	609	78.93	44.53	61.27	96.53	65.99	10.52	67.01
GA	193	26,841,433.39	139,074.78	6.02	7.755	0.42	356	609	81.40	40.64	66.56	95.88	71.09	11.49	43.74

Limited Doc	924	158,510,771.97	171,548.45	35.57	7.580	0.65	358	629	81.01	40.78	-	93.51	73.53	10.98	43.84

IO	281	58,681,688.95	208,831.63	13.17	6.947	0.71	359	635	81.85	40.73	70.35	98.07	71.96	100.00	50.90
2nd lien	16	549,518.36	34,344.90	0.12	10.537	1.20	183	654	99.39	43.21	43.68	100.00	61.64	-	4.08
Loans w/ silent 2nds	735	112,740,253.36	153,388.10	25.30	7.121	0.86	358	626	79.82	41.76	55.18	99.08	70.75	25.83	15.05